UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2019

HUALE ACOUSTICS CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	333-202841	36-4797609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

East Room 902, Building 3 East, Saige Sci-Tech. Park

Futian District, Shenzhen, Guangdong Province

China 518000

Ph: +86-13723419533

(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2019, Huale Acoustics Corporation (“HAC NEVADA” and the “Company”), a Nevada company, entered into a Memorandum of Understanding (“MOU”) with the shareholders of HUALE GROUP CO., LIMITED (“HGL”), a company incorporated in 2016 under the laws of the Seychelles. HAC NEVADA and HGL shall sometimes be collectively referred to as the “Parties.” The Parties expressed their intent to enter into a Definitive Share Exchange Agreement (“Exchange Agreement”) under which the shareholders of HGL will exchange all of the shares that they own in HGL for no less than 90% of HAC NEVADA’s common stock and will appoint a new Board of Directors of HAC NEVADA. A copy of the MOU is attached hereto as Exhibit 2.1 and is incorporated herein by this reference. The summary of the MOU contained herein is qualified in its entirety by reference to Exhibit 2.1. The consummation of the exchange transaction under which HAC NEVADA will acquire 100% of the equity ownership of HGL shall be referred to as the “Transaction.”

HGL owns 100% of HUALE (HK) INVESTMENT CO., LIMITED (“HHK”), which is a Hong Kong private company limited by shares. HHK has established a wholly foreign owned entity (“WFOE”) in the People’s Republic of China (“China”) that intends to build a situational platform that will spread a health, quality and elegance lifestyle in China by providing the public with a close-up experience of the world’s top home audio, video and other international high-end home products.

The MOU provides that the Parties will use their reasonable best efforts to negotiate in good faith the Exchange Agreement, which will contain, among other standard terms and conditions, the following provisions:

(a)	In consideration for the transfer of all of the issued and outstanding shares of HGL, HAC NEVADA will issue shares of its common stock to the shareholders of HGL in the agreed upon amounts.
(b)	The resignation of the officers and directors of HAC NEVADA will become effective immediately after the closing of the Transaction, with such vacancies filled by the nominees of HGL.
(c)	Any necessary third-party consents shall be obtained prior to closing, including but not limited to any consents required to be obtained from HAC NEVADA and HGL’s and the WFOE’s lenders, creditors, vendors and lessors.
(d)	Each Party shall have completed its due diligence review of the other respective Parties and shall be reasonably satisfied with the results of such review.
(e)	The Definitive Agreement will contain representations and warranties of the Parties, covenants, indemnification provisions and such conditions to closing as are customary in a transaction of this nature. Among other things, the Parties anticipate that closing of the Definitive Agreement will be conditioned upon the completion of audits for the relevant periods of both HGL and the WFOE. The shares of common stock to be offered by HAC NEVADA in the exchange Transaction with the shareholders of HGL have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

HAC NEVADA is in the process of redomiciling from Nevada to the Cayman Islands as more particularly described below under Item 8.01 Other Events. It is anticipated that the redomicile merger will be completed on or after April 15, 2019, but before the Transaction is completed. As a result of the redomicile merger, all shares issued in the Transaction will be issued by the Cayman company, and the Cayman company will assume all responsibility for the Company’s obligations under the MOU and the Exchange Agreement.

Item 8.01 Other Events

The Board of Directors of Huale Acoustics Corporation (“HAC NEVADA” and the “Company”) is in the process of redomiciling the Company from Nevada to the Cayman Islands. The Board of Directors has established a wholly-owned subsidiary in the Cayman Islands named HUALE ACOUSTICS LIMITED (“HAL CAYMAN”), and intends to merge HAC NEVADA into HAL CAYMAN. HAL CAYMAN will be the surviving company. The Board will solicit a written consent (“Written Consent”) from the Company’s shareholders to approve the merger; approval will be obtained from the stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock.

The Written Consent will approve a change of domicile from the State of Nevada to the Cayman Islands by means of a merger (the “Redomicile Merger”) of the Company with and into its wholly-owned subsidiary, which is an exempted company limited by shares incorporated under the laws of the Cayman Islands. An agreement and plan of merger will be submitted to the shareholders and must be approved by at least a majority of the outstanding shares of the Company’s common stock. It is anticipated that there will be no change in the number of outstanding shares of the Company’s common stock and that each share of HAC NEVADA common stock will be converted into one ordinary share of HAL CAYMAN.

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, the agreement with HGL disclosed herein and the Redomicile Merger. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, our inability to negotiate and enter into the Exchange Agreement.

All forward-looking statements contained in this report speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties, as well as additional risks disclosed in our other reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Memorandum of Understanding dated March 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2019	HUALE ACOUSTICS CORPORATION

	By:	/s/ HUANG Zhicheng
HUANG Zhicheng
President, CEO, CFO, Treasurer, Secretary, Director